Exhibit 10.3

FIRST AMENDMENT TO

COMMERCIAL OUTSOURCING MASTER SERVICES AGREEMENT

INTERIM DIRECT MODEL

This First Amendment to the Commercial Outsourcing Master Services Agreement (this “Amendment”) is between Dova Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, LLC (“ICS”).  This Amendment is effective as of March 1, 2018 (the “Amendment Effective Date”).

RECITALS

A.                                    The Company and ICS are parties to a Commercial Outsourcing Master Services Agreement dated March 1, 2018 (the “Agreement”);

B.                                    Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.                                    The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.                                      Defined Terms.  Capitalized terms in this Amendment that are not defined herein shall have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.                                      Interim Period.  The parties agree that certain modifications to the terms of the Agreement are necessary to cover the period of time beginning on the Amendment Effective Date and continuing until the Transition Date (such period to be referred to hereafter as the “Interim Period”).  The “Transition Date” shall mean the date mutually agreed upon, in good faith, by the parties following ICS’s receipt of a written notice from Company in which Company represents and warrants to ICS that it has obtained all regulatory approvals and licenses required to sell and distribute the Product in the Territories under the terms of the Agreement.  Effective on the Transition Date, the terms set forth in Sections 3 and 4 below shall no longer apply, except that any representations, warranties, indemnification obligations and payment liability for services performed during the Interim Period shall continue in full force and effect.  If the Transition Date does not occur within one (1) calendar year after the Amendment Effective Date, ICS may terminate the Agreement with thirty (30) days’ written notice.

3.                                      During the Interim Period, the following modifications to the Agreement shall apply:

i.  Purchase of Product by ICS.  ICS shall transfer Product from its non-titled environment and distribute Product under its titled distribution model.  ICS shall purchase the

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Product from Company by placing an order by EDI or by faxing to such number as Company may designate.  The purchase price for the Product will be based on the purchase price schedule in new Schedule F, which is attached to this Amendment, and may be amended from time to time at Company’s sole discretion.  ICS’s terms of payment shall be 2% 45, net 46 days, except that  (a) if any downstream customer/wholesaler is offered extended payment terms greater than net 30 days, ICS terms of payment shall automatically be adjusted to equal to 15 calendar days  greater than the most favorable payment terms offered to a customer/wholesaler; and (b) if any downstream customer/wholesaler is offered a prompt pay or other discount(s) in excess of a 2% prompt pay discount, ICS will invoice Company, and Company agrees to pay, the amount of the discount afforded to such customer/wholesaler exceeding 2%.  For example, if a downstream customer/wholesaler is offered special payment terms of 3% 60, net 61 for Product purchases from ICS, ICS’s payment terms shall be adjusted to 2% 75, net 76 days, and ICS will invoice Company for the dollar amount equal to the 1% additional discount taken by the customer/wholesaler.  ICS shall be entitled to four (4) float days for all payments made by electronic fund transfers to the Company lockbox account.  ICS reserves the right to take deductions in the event of late payments from Company for Service fees.

ii.  Shipping Terms and Transfer of Title.  Risk of loss for, and title to, Products shall transfer to ICS upon its purchase under Section 3.i. above and receipt of Product in the ICS titled distribution environment and receipt of Product in the ICS titled distribution environment.

iii.  Sale of Product by ICS.  The Customers shall be limited to pharmaceutical wholesalers, including but not limited to specialty pharmacies, located within the Territories.  Company will have entered into a written agreement with any Customer prior to Company directing ICS to ship or sell any Product to a Customer, in which Company and the Customer have agreed on the amount of service fees or other amounts that Company will pay to the Customer for its services.  ICS will have sole responsibility for determining the prices at which it agrees it will sell the Product to Customers; provided, however, that such prices will not exceed the Company’s wholesale acquisition cost (WAC).  ICS shall offer payment terms of 2% 30, net 31 days to the Customer, except as otherwise directed by Company.  If a Customer that purchases Product from ICS under this Amendment provides any notice to ICS of their intent to deduct or offset any service fees or other amounts that the Customer claims it is owed, from and against payments due to ICS for purchases of Product, ICS shall immediately notify Company.  With any such notice, ICS will provide any correspondence from the Customer to the Company for its review.  ICS will not respond to any Customer claims without the Company’s prior written approval.  ICS agrees to cooperate with any reasonable request from the Company in resolving any Customer claims. The payment of any such service fees or other amounts will be the sole obligation of Company, and ICS will be permitted to deduct or offset the service fees or other amounts from and against payments due by ICS Company for purchases of Product.  Company agrees to reimburse ICS and its Related Parties for all accounts receivable shortages arising out of Product sales under this Amendment that are not paid by, or collected from, the Customers according to the payment terms in this Paragraph.

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iv.  Sample Product Distribution.  If requested in writing by the Company, ICS will distribute Sample Products under the terms of attached Revised Exhibit E and Company shall pay ICS the Sample Fees identified on Schedule B (Fee Schedule).

v.  Service Fees for the Interim Period; Costs.  ICS will submit on a monthly basis an invoice for its distribution services in accordance with the fee schedule attached as Schedule G.  The parties agree that the amounts within Schedule G (the “Interim Period Fees”) represent fair market value for the services performed and were negotiated in an arms-length transaction.  The Interim Period Fees are in addition to, and not in lieu of, the Fees listed on Schedule B (Fee Schedule) to the Agreement. The payment terms in Section 3.1 of the Agreement shall apply to the Interim Period Fees.  ICS will be solely responsible for freight charges incurred in shipping/delivering Product to Customers.

vi.  Returns.  Unless the Product is damaged, lost, destroyed after title has transferred to ICS as defined in Section 3.ii above, or ICS failed to comply with the terms of the Agreement, ICS will have the right to return to the Company and receive credit for (i) outdated Product (until up to six months past expiration) in accordance with Company’s Returned Goods Policy or (ii) overstocks Product refused or returned by the Ship-To Customer for any reason (which shall be transferred to the Company for returns processing).  ICS will be allowed to return 100% of all inventory, once the program is switched to 3 PL support.

vii.  Licenses.  No later than the Program Launch Date, ICS will attain and agrees to continue to maintain all necessary licenses, permits, certificates, and governmental approvals and registrations, to sell and distribute the Product under the Agreement, as amended by this Amendment.

viii.  Food and Drug Administration Clearance.  The Company represents and warrants that:  (a) as of the date that Product is first shipped out of the ICS Facility and for the remainder of the Interim Period, the Product has been approved by the United States Food and Drug Administration (“FDA”) to be marketed in the Territory and the FDA establishment number for the Product has been obtained; (b) all federal and state approvals and permits for the manufacture, importation, design, testing, inspection, labeling, and instructions for use of the Products in the Territory have been obtained, other than the state wholesaler licenses/permits required to sell and distribute the Product in the Territory that once received will trigger the Transition Date under Section 2 above ; and (c) as of the date that Product is first shipped out of the ICS Facility and for the remainder of the Interim Period, the Products may be legally transported or sold under Applicable Law.  Each party will be responsible for, and shall comply with, all applicable federal and state laws governing the regulation of the manufacture, importation, design, testing, inspection, labeling, sale, and instructions for use of the Product in the Territory.

4.                                      ICS Facility.  The definition of ICS Facility within the Agreement shall be struck and replaced with the facilities located at 420 International Blvd., Brooks, KY 40109 and 1192 Trademark Dr. Suite 102, Reno, NV 89521   All references to “ICS Facility” within the Agreement will refer to such facilities.

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5.                                      Exhibit E.  If the Company elects to have ICS distribute Sample Products, the parties agree that Exhibit E Warehousing and Distribution of Sample Products to the Agreement is deleted in its entirety and replaced with the attached Revised Exhibit E.

6.                                      New Schedules.  The parties agree that new Schedule F and new Schedule G, both of which are attached hereto, are incorporated into the Agreement.

7.                                      No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, LLC		Dova Pharmaceuticals, Inc.

By:	/s/ Peter Belden	By:	/s/ Alex Sapir

Name:	Peter Beldon	Name:	Alex Sapir

Title:	President	Title:	CEO

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Schedule F

INTERIM PURCHASE PRICE OF PRODUCTS

			WAC price	WAC price
Strength	NDC code	How supplied	per unit	per case*

20mg 10ct	71369-020-10	1 Blister Pack/Carton	$9,000	$216,000

20mg 15ct	71369-020-15	1 Blister Pack/Carton	$13,500	$324,000

*There are 24 packs per case.

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Schedule G

INTERIM PERIOD FEES

	Amount	Description
[***]	[***]	[***]

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REVISED EXHIBIT E

WAREHOUSING AND DISTRIBUTION

OF SAMPLE PRODUCTS

[***]

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COMMERCIAL OUTSOURCING MASTER SERVICES AGREEMENT

This Commercial Outsourcing Master Services Agreement (this “Agreement”) is entered into as of March 1, 2018 (the “Effective Date”) by Integrated Commercialization Solutions, LLC (“ICS”) and Dova Pharmaceuticals, Inc. (the “Company”).

Recitals

A.            The Company is, among other things, in the business of selling and distributing commercially reimbursable available pharmaceutical and therapeutic products, including those listed on Schedule A (the “Products”);

B.                  ICS is in the business of providing distribution, commercial support and other logistics services;

C.                  The Company, from time to time, desires to engage ICS to provide certain warehousing, distribution, order management, data management and specified marketing services related to the Products upon the terms and subject to the conditions in this Agreement; and

D.                  ICS desires to provide such services to the Company upon the terms and subject to the conditions in this Agreement.

Agreement

NOW, THEREFORE, the parties hereby agree as follows:

1.              Appointment as Exclusive Agent.  Subject to Section 4 below, the Company hereby appoints ICS as the exclusive provider of the third party logistics services described in Sections 2.1.2, 2.1.3 and 2.1.4 (the “3PL Services”) and as a provider of the additional services described in Section 2 (the “Additional Services” and together with the 3PL Services, the “Services”) for Products sold to the Company’s customers (“Customers”) within the United States, Guam, Northern Mariana Islands, Puerto Rico and the U.S. Virgin Islands (the “Territories”) during the Term (as defined in Section 4.1), as stated in this Agreement.

2.              Services to Be Performed

2.1                   Services.  The Company hereby engage ICS to provide the following Services, as more specifically described in a Statement of Work executed by the parties:

2.1.1                     Customer Services as described in Exhibit B.

2.1.2                     Warehousing and Inventory Program Services as described in Exhibit C.

2.1.3                     Distribution Services as described in Exhibit D.

2.1.4                     Warehousing and Distribution of Sample Products as described in Exhibit E.

2.1.5                     Marketing Materials Fulfillment Services as described in Exhibit F.

2.1.6                     Contract Administration and Chargeback Processing as described in Exhibit G.

2.1.7                     Accounts Receivable Management and Cash Applications as described in Exhibit H.

2.1.8                     Financial Management Services as described in Exhibit I.

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2.1.9                     Information Technology Services as described in Exhibit J.

2.2                   ADR Status.  Unless otherwise agreed to by the parties in writing, solely for the limited purpose of compliance with the pedigree requirements of the Prescription Drug Marketing Act and any similar state laws, ICS is considered an “Authorized Distributor of Record” for the Products and a third party logistics provider that does not take title to Product or have general responsibility to direct the Product’s sale or disposition.  This designation will not be construed in a manner that results in ICS being considered a distributor or wholesaler for any other purpose or under any other law or regulation.

2.3                   Taxes.  ICS will not be responsible for collection or payment of any Taxes on behalf of the Company.  “Taxes” means any and all liabilities, losses, expenses, and costs of any kind whatsoever that are, or are in the nature of taxes, fees, assessments, or other governmental charges, including interest, penalties, fines and additions to tax imposed by any federal, state or local government or taxing authority in the United States on or with respect to: (a) the Agreement or any related agreements or any future amendment, supplement, waiver, or consent requested by the Company or any required by the Agreement with respect to the execution, delivery or performance of any thereof, or the issuance, acquisition or subsequent transfer thereof, (b) the return, acquisition, transfer of title, storage, removal, replacement, substitution, purchase, acceptance, possession, rejection, ownership, delivery, non-delivery, use, operation, sale, abandonment, redelivery or other disposition of any interest in Products or any part thereof, (c) the receipts or earnings arising from any interest in Products or any part thereof, (d) any payment made pursuant to this Agreement or to any Products, or (e) otherwise as a result of or by reason of the transactions contemplated by this Agreement.  Notwithstanding the foregoing, Taxes do not and will not include any local, state or federal taxes imposed upon ICS that are based upon or measured by gross or net income and any franchise taxes of ICS or any personal property taxes for Products or equipment owned or leased by ICS.

2.4                   Non-Compliance.  In the event that it is necessary to re-perform any work related to the Services due to ICS’s failure to comply with the terms of this Agreement (including any applicable acceptance criteria) (hereinafter, “Defective Services”), then ICS shall have the opportunity to re-perform the Defective Services at its own cost within a mutually agreeable time.

2.5                   Personnel.  ICS shall be responsible for providing a sufficient number of adequately trained and qualified personnel to perform the Services (“Personnel”).  ICS shall be permitted to use affiliates of ICS to perform any obligation under this Agreement.  ICS shall remain at all times responsible to Company for the performance and observance of all its obligations under this Agreement, including but not limited to any work performed by its Personnel.

2.6                   Business Continuity.  ICS shall cause its operations to be subject to annual SSAE 16 audits (each, a “SSAE 16 Audit”) and shall promptly provide the results of each SSAE 16 Audit in writing to the Company.  The SSAE 16 Audit shall cover a period ending no earlier than the three months prior to the calendar year end and include specific control objectives regarding the completeness and accuracy of the data included in standard or custom reports.  If ICS receives an opinion other than an “Unqualified Opinion” with respect to any SSAE 16 Audit, ICS will use commercially reasonable efforts to address the issues in the opinion within three (3) months of such opinion in a manner mutually agreeable to the parties. In addition, the Company shall have the right to perform an annual audit of ICS’s compliance with this Agreement (an “Operational Audit”) at the Company’s expense.  The Operational Audits shall be scheduled at

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mutually agreeable times upon reasonable advance written notice to ICS and shall be reasonable in scope and will not unduly interfere with ICS’ operations.  ICS shall provide assistance to the Company in the Operational Audits at no additional cost to the Company.  With the exception of a limited follow up audit to address an “Unqualified Opinion,” or a previous Operational Audit that had corrective actions to be addressed, which may be conducted at no additional cost to Company, any additional audits shall be subject to a mutually agreeable fee.  Subject to Company’s rights in Company Data (as defined below in Section 8), all information disclosed or reviewed in a SSAE 16 Audit or Operational Audit shall be deemed to be the property of ICS and ICS Confidential Information.  In addition, the Company may require confirmations as part of its financial and/or internal control audits conducted by its independent auditors. ICS shall respond to confirmation requests within two (2) business days and assist in coordinating year-end inventory counts, in each case, at no additional cost to the Company

3.                          Compensation - Fees For Services

3.1                   Compensation.  The Company will compensate ICS for the proper performance of the Services in accordance with the fees and rates within Schedule B attached hereto (the “Charges”), subject to all other provisions in this Agreement.  ICS shall not be entitled to impose or pass on any fees, charges, taxes, duties or expenses for the Services unless there is a specific charge set out within Schedule B or unless specifically permitted to do so in the Agreement.

3.2                   Invoicing.  ICS will invoice the Company on a monthly basis for the Services properly performed, and will invoice the Company for any reasonable, pre-approved out-of-pocket pass through expenses monthly or as ICS is billed.  If requested by Company, ICS shall provide Company with adequate supporting documentation, including copies of receipts.  With the exception of those noted in Schedule B, no pass through expenses shall have any profit factors, markup or administrative fees applied to them.  Unless directed in writing from Company, all invoices shall be forwarded electronically to dovaap@dova.com and must include, if applicable, the Company-assigned purchase order number.  The Company must notify ICS of any disputed Charges in writing within thirty (30) days of the date the Company receives the invoice covering such charges.  In the absence of any such notice of dispute, all invoices will be payable within thirty (30) days of the invoice date.  If the Company disputes only a portion of an invoice, the Company will pay the undisputed amounts of the invoice within such thirty (30) day payment period.  ICS and Company will work in good faith to resolve any such disputes.  A late fee of 1% per month (or any portion thereof) may be charged as of the due date on all amounts not paid within forty-five (45) days of the invoice date, except any amount disputed by the Company in good faith.  If any dispute is resolved in favor of ICS, the Company will pay the applicable late fee on such amount from the original due date.

3.3                   Assumptions.  The Charges are based on the business assumptions listed in Schedule E (the “Business Assumptions”).  If, at any time during the Term, the Company requests Services that materially modify the Business Assumptions, ICS and Company shall negotiate in good faith whether to adjust any of the Charges based on such requests pursuant to this Section 3.2 with an amendment executed by the parties.  Notwithstanding the foregoing, if there are no specific fees, charges or expenses identified within Schedule B for a particular activity which ICS is required to perform under this Agreement or the applicable Statement of Work, then the Charges already incorporate a fee, charge or expense for that activity.

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3.4                   Producer Price Index Changes.  The Charges that are expressed in U. S. dollars (but not percentages) shall be fixed for the first twelve (12) months after the Effective Date.  Thereafter, the Charges may be adjusted on an annual basis to reflect increases in the Producer Price Index-Commodities, Pharmaceuticals for human use, prescription, 200106=100, published by the United States Department of Labor on its website at http://data.bls.gov/timeseries/WPUSI07003 (the “PPI”).  Notwithstanding the foregoing, no such adjustment shall exceed three percent (3.0%) on an annual basis.  Such adjustment shall be effective on the first day of the month following the first publication of the PPI by the United States Department of Labor after each one (1) year anniversary of the Effective Date.  By way of example only, if the Effective Date is January 1, 2018, the adjustment would be effective on February 1, 2019 following publication of the PPI on or about January 15, 2019.  The Charges shall be multiplied by the percent increase in the PPI during each twelve (12) month period.  An example of the calculation of the increase is set forth on Schedule C (for purposes of such calculation, the fees will be the fees set forth on a revised Schedule B provided to the Company on an annual basis).  If publication of the PPI ceases, or if the PPI otherwise becomes unavailable or is altered in such a way as to be unusable, the parties shall agree on the use of an appropriate substitute index published by the Bureau or any successor agency.

3.5                   Cost Adjustment.    Subject to Section 3.3 and 3.4 above, ICS bears the risk that its underlying operational and financial assumptions associated with its pricing in order to comply with the Business Assumptions, may be incomplete or incorrect.  Notwithstanding the foregoing, if ICS can demonstrate to the Company that the costs to ICS for providing Services have materially increased during the preceding twelve (12) month period of the Term, as a direct result of any material changes in any applicable law, treaty, rule or regulation or a final and binding determination of a court or other Governmental Authority, including, but not limited to the United States Food, Drug and Cosmetic Act, as amended and any and all rules, regulations and guidelines promulgated thereunder, any applicable privacy laws, including, but not limited to the United States Health Insurance Portability and Accountability Act of 1996 and any regulations and official guidance  promulgated thereunder, and 21 CFR Part 11  (“Requirements of Law”), including the adoption of any new Requirements of Law impacting Services, then ICS and Company shall negotiate in good faith whether to adjust any of the Charges  for such Services as a direct result of such Requirements of Law (a “Cost Adjustment”).  In the event ICS determines a Cost Adjustment may be needed, ICS must notify the Company of any proposed Cost Adjustment at least one hundred twenty (120) days prior to the proposed effective date.  All Cost Adjustments will be determined under generally accepted accounting principles (GAAP) and cost allocation methods applied on a consistent basis.  If the Company objects to any Cost Adjustment and the parties are unable in good faith to resolve such objection to the reasonable satisfaction of both parties, then either party may terminate this Agreement upon ninety (90) days’ prior written notice to the other party after the proposed effective date.

3.6                   Program Ready Date. If the Company requests that ICS delay the launch of Services more than six months beyond the agreed-upon date on the signature page to this Agreement (the “Program Launch Date”), the Company will pay ICS a program ready fee and any associated expenses as specified in Schedule B, including reasonable out-of-pocket costs and other expenses.  The Company will give ICS at least one week’s written notice of changes to the Program Launch Date.  Program ready fees will continue until the Program Launch Date.  After the Program Launch Date, ICS will invoice and the Company will pay the Charges related to the applicable monthly program fees as specified in Schedule B.  For the first month during which Services

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are performed, ICS will prorate any difference between program ready fees and applicable monthly program fees.

4.              Term and Termination

4.1                   Initial Term.  This Agreement will be effective as of the Effective Date and will continue for three (3) years (the “Term”) unless sooner terminated in accordance with this Agreement.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith prior to the expiration of the Term.  On an annual basis during the Term, the parties shall conduct a business review and discuss in good faith the Services and related Charges.

4.2                   Termination for Breach.  If either party breaches any obligation under this Agreement that is capable of being remedied, the non-breaching party may provide notice to the breaching party describing the breach in detail and notifying the breaching party that the other party may terminate this Agreement if the breaching party’s failure to perform is not cured within 30 days of the date of the notice (or such longer period as may be agreed upon).  If the breaching party’s failure to perform is not cured within 30 days of the date of the notice, then the non-breaching party may terminate this Agreement immediately and, in such event, will provide written notice thereof to the breaching party.   Additionally, if a non-payment breach occurs more than five times during any 12-month period, the other party may terminate this Agreement upon five days’ written notice without any opportunity for cure.

4.3                   Termination for Specific Events.  Either party may immediately terminate this Agreement or any active Statement of Work upon written notice to the other party upon the other party’s: (a) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (b) having an order for relief entered in Bankruptcy Code proceedings; (c) making a general assignment for the benefit of creditors; (d) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within 30 days; (e) dissolving its existence under applicable state law; (f) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended; or (g) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (each, a “Bankruptcy Event”).  Each party must provide immediate notice to the other party upon a Bankruptcy Event.

4.4                   Termination for Requirements of Law.  This Agreement may be terminated by Company immediately upon written notice to ICS as required by Requirements of Law, including, but not limited to the Product not being approved by the United States Food and Drug Administration (“FDA”) or any other governmental authority to be sold or distributed within any of the Territories.

4.5                  Termination Without Cause.  The Company shall have the right to terminate this Agreement without cause upon ninety days (90) days prior written notice, subject to any fees contained within Section 10.2.

4.6                  Expenses. Promptly after expiration or earlier termination of this Agreement for any reason (a) the Company will pay ICS for all Services properly performed in accordance this Agreement through the date of termination, which will include, any agreed upon activities and corresponding Charges to wind down the Services; (b) each party shall return to the other party

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all materials, documents, hardware, software and other equipment owned or provided by the other party; and (c) pursuant to Section 3.2 above, pay all reasonable, pre-approved out-of-pocket pass through expenses incurred by ICS up to the effective date of termination, including non-cancellable expenses; provided, however ICS shall use all reasonable efforts and endeavors to mitigate any such expenses.

4.7                   Survival.  Accrued payment, audits, representations and warranties, trademarks/data, intellectual property, remedies, insurance, applicable law, indemnity and confidentiality obligations, and any provision if its context shows that the parties intended it to survive, will survive expiration or termination of this Agreement and, except as expressly provided, expiration or termination will not affect any obligations arising prior to the expiration or termination date.

5.              Recalls; Government Notices; Audits

5.1                   Recalls.  If the Company conducts a recall, market withdrawal or field correction of any Products listed in Schedule A (a “Recall”), the Company will conduct the Recall or designate a third party to do so and be responsible for all Recall expenses.  ICS will comply with the Company’s requests in the event of a Recall.  If the Recall was not due to, ICS’s negligence, intentional misconduct, or failure to perform their obligations within this Agreement, the Company agrees to reimburse ICS’s Recall documented out-of-pocket expenses (including reasonable attorneys’ fees).  If the Recall arose out of or was due to, ICS’s negligence, intentional misconduct, or failure to perform their obligations within this Agreement, ICS agrees to reimburse the Company’s documented out-of-pocket Recall expenses (including reasonable attorneys’ fees).  If both parties’ negligence or willful misconduct contributed to the Recall, each party will be responsible for Recall expenses in proportion to its fault.  Each party will use commercially reasonable efforts to minimize any and all Recall expenses.  The Company will promptly notify ICS of any proposed Recall and, in any event, will do so within three (3) business days of initiating a Recall.

5.2                   Government Notices.  Unless prohibited by Requirements of Law, each party will provide the other party with a copy of any communication(s), correspondence(s) or notice(s) it receives from the FDA, the United States Drug Enforcement Administration (“DEA”) or any counterpart state agency (“Agency”) specifically relating to Services or relating to a material violation of any kind that is related to the Product, whether such violation resulted from an act or omission by the Company or by ICS, no later than three (3) business days following such receipt, and the Company will provide ICS with copies of any responses to the FDA, DEA, or any Agency specifically relating to the Services performed by ICS, including but not limited to a material violation of any kind that is related to the Product.  To the extent possible in order not to miss any required deadlines or requirements of the FDA, DEA, or any Agency, ICS will also provide the Company with any proposed responses to the FDA, DEA, or Agency any correspondence, communication, or notice for review prior to ICS providing any responsive document.  In addition, unless prohibited by Requirements of Law, ICS will promptly, but not later than two (2) business days of its knowledge, notify the Company if the FDA, DEA or any Agency conducts, or gives notice of its intent to conduct an inspection of ICS relating to Products, or any other regulatory action in connection with the Services provided under this Agreement.  Further, to the extent possible in order not to miss any required deadlines or requirements of the FDA, DEA, or any Agency, ICS will also provide the Company with any proposed responses to any such correspondence or notices (e.g., such as an FDA 483 notice, warning letters, untitled regulatory letters and establishment inspection reports) for review prior

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to ICS providing any responsive document.  Unless prohibited by the FDA, DEA or any Agency conducting the inspection and if possible, ICS will afford the Company the opportunity to be present and to participate in such inspection, at Company’s sole cost and in a manner not to disrupt or impede ICS’s ability to manage the inspection and to review and contribute to any written response, to the extent permitted by Requirement of Law.  Company shall use reasonable efforts not to disrupt ICS during such inspection.

5.3                   Audits.  During the term of this Agreement and for a period of three (3) years after the expiration or earlier termination of this Agreement for any reason, ICS will permit the Company and any representatives of the Company to audit, at a reasonable time during normal business hours, upon prior written notice to ICS of at least ten (10) days for routine audits and as soon as reasonably possible, but not any greater than five (5) days for cause/emergency audits: (i) the facilities where the Services are being, will be or have been conducted; (ii) related study documentation; and (iii) any other relevant information necessary for the Company to confirm that the Services are being or will be or have been conducted in conformance with applicable standard operating procedures, this Agreement and in compliance with Requirements of Law. Audits shall not be conducted more than once in any twelve (12) month period, except for cause. Any third party auditor shall be required to execute and deliver a reasonable confidentiality agreement, provided, however, any terms that are specific to such audit need only to be reasonable for the purpose of the Audit.  All audits shall be reasonable in time and scope and shall cause minimum disruption to ICS’s normal business operations.

6.              Legal Compliance.

6.1                   Compliance with Requirements of Law.  During the Term, each party will comply with all Requirements of Law as they pertain to each party’s respective obligations contained within this Agreement.

6.2                   OFCCP/EO Compliance.  ICS is an equal opportunity employer and federal contractor or subcontractor.  Accordingly, the parties will comply with all applicable requirements of federal, state and local laws respecting discrimination in employment and non-segregation of facilities including, but not limited to, the applicable provisions of E.O. 11246, Rehabilitation Act of 1973, Vietnam Era Veterans’ Readjustment Assistance Act of 1974, E.O. 13496 and respective regulations including 29 C.F.R. 471 Appendix A to Subpart A and 61-300.10, and the EEO Clauses set forth in 41 C.F.R. 60-1.4, -250.5(a), -300.5(a) and —741.5(a), , which are incorporated by reference and prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity, or national origin.

7.              Representations and Warranties

7.1                   By the Company — In General.  The Company represents and warrants to ICS that (a) the Company has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of the Company; (b) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions of the Company; (c) the Company has and will maintain, in full force and effect, all licenses and permits required under applicable law for the Company to sell and distribute Products under this Agreement; and (d) as of the Program Launch Date, there is no

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

proceeding or investigation pending or threatened that questions validity of this Agreement, marketing authorizations related to Products or actions under this Agreement.

7.2                   By the Company — Products.    The Company represents and warrants to ICS that, on and after the Program Launch Date, (a) the Products, or any part thereof, have not been materially adversely affected in any way as a result of any legislative or regulatory change, revocation of the right to manufacture, distribute, handle, store, sell or market them or the Company’s breach of this Agreement; (b) no approvals, consents, orders or authorizations of or designation, registration, declaration or filing with any nation, government, state or other political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (“Governmental Authority”) are required for Company’s performance of its obligations under this Agreement, other than any approvals already obtained; (c) all Products have been approved by each applicable Governmental Authority for commercial sale and shipment within the United States; and (d) the Company either (i)  owns or holds the duly approved: Biologics License Application (as such term is used in the Public Health Service Act, Title 21, United States Code), or the duly approved New Drug Application or Abbreviated New Drug Application] (as such terms are used in the Federal Food, Drug and Cosmetic Act, Title 21, United States Code), for each of the Products, or (ii) is otherwise considered the “manufacturer” of all Products under the Drug Quality and Security Act.

7.3                   By ICS.  ICS represents and warrants to the Company that (a) ICS has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of ICS; (b) the execution, delivery and performance of this Agreement by ICS has been duly authorized by all necessary corporate actions of ICS; (c) during the Term, ICS has and will maintain in full force and effect, and will cause all of its Personnel to have and maintain all licenses and permits required under Requirements of Law for ICS to perform the Services in accordance with this Agreement; (d) there is no proceeding or investigation pending or threatened that questions validity of this Agreement, ICS’s licenses to warehouse and distribute pharmaceuticals, or any actions pursuant to this Agreement; (e) no approval of or filing with any Governmental Authority (within the United States) is required to perform Services, other than any approvals already obtained; (f) it will perform its obligations hereunder in accordance with all Requirements of Law, and performance of its obligations hereunder will not infringe or violate the rights of any third party including but not limited to property, contractual, employment, trademark, trade secrets, copyright, patent, proprietary information and non-disclosure right; and (g) it has not been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a(a) and (b), or knowingly use in any capacity the services of any individual, corporation, partnership or association to perform the Services which has been debarred under 21 U.S.C. § 335a(a) or (b).  In the event that ICS becomes aware of the debarment or threatened debarment of any individual, corporation, partnership or association providing Services under this Agreement, ICS shall notify Company immediately.

7.4                   WITH THE EXCEPTION OF ANY EXPRESS WARRANTY CONTAINED WITHIN THIS AGREEMENT OR THE CONTINUING GUARANTY (DEFINED BELOW, COMPANY PROVIDES ALL PRODUCTS “AS IS,” WITH NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, TITLE, EXCLUSIVITY, OR FITNESS FOR A PARTICULAR PURPOSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.5                   Notice of Changes.  The Company and ICS must give prompt written notice to the other if it becomes aware during the Term of any action or development that would cause any warranty in this Section to become untrue.

8.              Trademarks/Data.  Neither party may use the other party’s name, trademarks, service marks, logos, other similar marks, other intellectual property, or other data or information in any manner without its prior written approval, except to the extent necessary to perform its obligations under this Agreement.  Data and information that belong to the Company (the “Company Data”) will be any and all data, documentation, and information related to Products (including sales information).  Company Data including information and data relating to any of Company’s customers and their profiles, belongs to Company.  Subject to Company Data, all data and information that is not specific to Company’s Products or the Company and was independently developed by ICS relating to its processes, reports and Services provided to the Company under this Agreement shall be considered “ICS Data.”  ICS Data, including information and data relating to any of ICS’s customers and their profiles, belongs to ICS.  As more specifically described in the Exhibits to this Agreement and the Statement of Work, ICS shall make certain Company Data available to the Company on a web portal.  The Company Data shall remain available for download by the Company for a period of ninety (90) days following expiration or termination of this Agreement.

9.              Confidentiality

9.1                   Agreement.  The parties have previously executed a written Confidentiality Agreement (“Confidentiality Agreement”), attached as Schedule D, which is hereby incorporated by reference.  Notwithstanding any longer term within the Confidentiality Agreement, the parties will abide by its provisions during the Term and for three years following the termination or expiration of this Agreement.  Information disclosed under this Agreement and the terms and conditions of this Agreement (including all attachments) are deemed “Confidential Information” of both parties under the Confidentiality Agreement; provided, however, the terms and conditions of this Agreement shall not be considered the information of either party specifically.

9.2                   Termination.  Upon expiration or termination of this Agreement for any reason each party will promptly: (a) return to the other party all documents and other material containing Confidential Information (as defined in the Confidentiality Agreement), including copies, other than those which a party is reasonably required to maintain for legal, tax or valid business purposes; or (b) certify to the other party that it has destroyed all such documentation and other materials.  The obligation to destroy or return does not apply to Confidential Information that is stored on back-up tapes and similar media that are not readily accessible to the party; provided, however that all such Confidential Information so retained shall remain subject to the terms of the Confidentiality Agreement for so long as it is retained.  At a minimum, the parties shall use no less than industry standard best practices for backup procedures.

9.3                   In the event of a conflict between the terms and conditions of this Section 9 and the terms and conditions of the Confidentiality Agreement, the terms and conditions of this Section 9 shall control.

10.       Remedies

10.1            Generally.  Rights and remedies under this Agreement are cumulative and in addition to any other available rights or remedies under any agreement, at law or in equity.  The successful

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

party in any legal action arising out of this Agreement, including enforcing its rights in a bankruptcy proceeding, may recover all costs, including reasonable attorneys’ fees.

10.2            Breach by the Company.  The Company acknowledges the difficulty (if not the impossibility) of ascertaining the amount of damages that would be suffered by ICS if (a) the Company terminates this Agreement without cause or (b) ICS terminates this Agreement following a breach by the Company.  In such event, as compensation and not as a penalty, the Company must pay ICS an early termination fee (the “ETF”) equal to: (i) $38,000, if the effective date of termination occurs before the first anniversary of the Effective Date; (ii) $21,000, if the effective date of termination occurs on or after the first anniversary of the Effective Date but before the second anniversary of the Effective Date, or (iii) $9,000, if the effective date of termination occurs on or after the second anniversary of the Effective Date but before the third anniversary of the Effective Date.  The ETF is in addition to any other claims or amounts owed by the Company to ICS under this Agreement, including Fees for Services performed and costs incurred before the effective date of termination and indemnification obligations under this Agreement and the Continuing Guaranty and Indemnification Agreement described in Section 11.

10.3            Limitations.  Except for each party’s obligations with respect to confidentiality under Section 9, indemnification under Section 12, intellectual property rights under section 13:

10.3.1              NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR OTHER SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BREACH OF THIS AGREEMENT, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT FOR ANY LIABILITY UNDER SECTION 10.2;

10.3.2              Unless otherwise agreed to by the parties in writing, the Company understands and agrees that it holds title and risk of loss to the Products stored at the ICS facility located at 420 International Blvd., Suite 500, Brooks, KY 40109 or 1195 Trademark Drive, Suite 102B, Reno, NV 89521 (an “ICS Facility”) under this Agreement, and that ICS will not be liable for damage or loss to Products while at an ICS Facility, other than for liability for any Claims provided under Section 12.2, except that:

(a)         If any damage or loss to Products while at the ICS Facility is caused by ICS’s breach of this Agreement, ICS will be liable for the damage or loss up to $80,000;

(b)         If damage or loss to Products while at the ICS Facility is caused by ICS’s gross negligence or willful act or omission, then no limitation will apply other than those in Section 10.3.1;

(c)          Any damage or loss to Products will be based on the Company’s cost of manufacturing or acquiring Products, not their selling cost; and

(d)         The above limitation does not apply to any liability that cannot be limited by Requirements of Law.

10.4            Responsibility.  The Company is responsible for ensuring that it has appropriate insurance in place to protect itself from potential damage or loss to its Products.  The insurance required

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

under Section 14 is a minimum only, and ICS does not represent or warrant that these coverages are sufficient for the Company’s needs.

11.       Continuing Guaranty.  The Company has executed and delivered to ICS’ parent corporation, AmerisourceBergen Corporation, the Continuing Guaranty and Indemnification Agreement attached as Exhibit A (the “Continuing Guaranty”).

The representations, warranties and indemnification provisions contained in the Continuing Guaranty and those contained in this Agreement are in lieu of any implied or statutory representations, warranties or indemnification.  The Company acknowledges that Products distributed by ICS under this Agreement are covered by the Continuing Guaranty.

12.       Indemnification

12.1            By the Company.  The Company will defend, indemnify and hold harmless ICS and its subsidiaries, parents, affiliated companies, officers, directors, employees, independent contractors, representatives, shareholders, trustees and agents (“Related Parties”) from and against all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees brought by third parties (collectively, “Claims”) caused by or arising from any (a) negligent act or omission of the Company or its Related Parties, (b) a breach of any of its obligations within this Agreement or failure to comply with Requirements of Law, (c) breach of any warranty made by the Company within this Agreement (d) claims of patent, trademark, copyright or other infringement related to Products, (e) storage, handling, use, non-use, demonstration, consumption, ingestion, digestion, manufacture, production and assembly of Products and their transportation to ICS, or (f) Taxes imposed against ICS or its Related Parties; except the Company will have no obligations under this Section 12.1 for any Claims to the extent, in whole or partially, are caused by or arise from matters for which ICS is obligated to indemnify Company pursuant to Section 12.2 below.

12.2            By ICS.  ICS will defend, indemnify and hold harmless the Company and its Related Parties from and against all Claims caused by or arising from any (a) negligent act or omission of ICS or its Related Parties, (b) failure of ICS to perform its obligations or to comply with Requirements of Law, (c) breach of any warranty made by ICS within this Agreement, (d) making by ICS of written representations or warranties with respect to Products to the extent not authorized or provided by the Company, or (e) claims of patent, trademark, copyright or other infringement related to ICS Data, or any Products or equipment owned or leased by ICS, ; except that ICS will have no obligations under this Section 12.2 for any Claims to the extent caused by any negligent act or omission of the Company or its Related Parties.

12.3            Procedures.  The obligations and liabilities of the parties with respect to Claims subject to indemnification under this Section 12 (“Indemnified Claims”) are subject to the following terms and conditions:

12.3.1              Any natural person or entity (a “Person”) claiming a right to indemnification hereunder (“Indemnified Person”) must give prompt written notice to the indemnifying party (“Indemnifying Person”) of any Indemnified Claim, stating its nature, basis and amount, to the extent known.  Each such notice must be accompanied by copies of all relevant documentation, including any summons, complaint or other pleading that may have been served or any written demand or other document.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.3.2              With respect to any Indemnified Claim: (a) the Indemnifying Person will defend and/or settle the Indemnified Claim, subject to provisions of this subsection, (b) the Indemnified Person will, at the Indemnifying Person’s sole cost and expense, reasonably cooperate in the defense by providing access to witnesses and evidence available to it, (c) the Indemnified Person will have the right to participate in any defense at its own cost and expense, (d) the Indemnified Person will not settle, offer to settle or admit liability in any Indemnified Claim without the written consent of the Indemnifying Person, and (e) the Indemnifying Person will not settle, offer to settle or admit liability as to any Indemnified Claim in which it controls the defense if such settlement, offer or admission contains any admission of fault or guilt on the part of the Indemnified Person, or would impose any liability or other restriction or encumbrance on the Indemnified Person, without the written consent of the Indemnified Person.

12.3.3              Each party will cooperate with, and comply with all reasonable requests of, each other party and act in a reasonable and good faith manner to minimize the scope of any Indemnified Claim.

12.3.4              Notwithstanding the foregoing, the Indemnified Person’s failure to comply with its obligations pursuant to Section 12.3 shall not constitute a breach of this Agreement nor relieve the Indemnifying Person of its indemnification obligations under the indemnification provisions above, except to the extent, that the Indemnifying Person’s defense of the affected Claim was materially impaired thereby.

13.       Intellectual Property.  All concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are related to or arise out of the Products will remain exclusive property of the Company, except those not specific to Products and that relate to the general processes, reports and services developed by ICS and provided to the Company.  Any concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are developed by ICS that are not specific to Products or that relate to the processes, reports and services developed by ICS will remain the exclusive property of ICS.

14.       Insurance

14.1            By the Company.  The Company will maintain and perform its obligations with respect to insurance set forth in the Continuing Guaranty.

14.2            By ICS.  During the Term, ICS must maintain the following insurance:

14.2.1              Workers’ Compensation.  Workers’ compensation statutory coverage as required by law in states or territories where Services are performed;

14.2.2              Employer’s Liability.  Employer’s liability insurance with a limit of $1,000,000 for bodily injury by accident per person, $1,000,000 for bodily injury by accident, all persons and $1,000,000 bodily injury by disease policy limit;

14.2.3              General Liability.  Commercial general liability insurance, including personal injury blanket contractual liability and broad form property damage, with a $1,000,000 combined single limit and $2,000,000 in the aggregate;

14.2.4              Umbrella Liability.  Umbrella liability insurance in the amount of $10,000,000 per occurrence and aggregate;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.2.5              Property Insurance.  Property insurance covering the business property of ICS and others while at any unnamed location in the amount of $1,000,000; and

ICS is not obligated to insure Products against any loss or damage to Products arising from the shipment or storage of Products at the ICS Facility.

14.3            Self-Insurance.  The insurance required by Section 14 may be made up through a combination of a program of self-insurance and traditional insurance.

14.4            Source of Recovery.  Except to the extent that ICS is liable for Product damage or loss under Section 10.3.2, the Company must look for recovery in respect of any such loss or damage solely to the casualty and theft or loss insurance provided by the Company in accordance with Section 14.1 of this Agreement.

14.4            Terms of Insurance.  Such insurance may be provided on a claims-made basis; however, such insurance shall have a retroactive date prior to the date that any work will be performed pursuant to the Agreement.  Throughout the Term, ICS will (a) provide prompt written notice, but no event greater than thirty (30) days, to the Company in the event ICS becomes aware or is notified that the insurance described in Section 14.2 will be reduced or cancelled and (b) provide the Company with proof of such insurance.

15.       Force Majeure.  If the performance of any part of this Agreement by any party will be affected for any length of time by fire or other casualty, government restrictions, war, terrorism, riots, strikes or labor disputes, lock out, transportation delays, electronic disruptions, internet, telecommunication or electrical system failures or interruptions, and acts of God, or any other cause which is beyond control of a party, such party will not be responsible for delay or failure of performance of this Agreement for such length of time, except that (a) the affected party will cooperate with and comply with all reasonable requests of the non-affected party to facilitate Services to the extent possible, and (b) the affected party shall take commercially reasonable steps to remedy or mitigate the force majeure with all reasonable dispatch.  If as a result of the force majeure event, a party is unable to fully perform its obligations hereunder for a period of thirty (30) consecutive calendar days, then the other party shall have the right to immediately terminate this Agreement upon written notice to the other party.

16.       Miscellaneous Provisions

16.1            Notices.  Any notice, request or other document to be given hereunder to a party is effective when received and must be given in writing and delivered in person or sent by overnight courier or registered or certified mail, return receipt requested, as follows:

If to ICS:                                                                                Integrated Commercialization Solutions, LLC

3101 Gaylord Parkway

Frisco, TX 75034

With a copy to:

AmerisourceBergen Specialty Group, LLC

Attn: Group General Counsel, 1N-E186

3101 Gaylord Parkway

Frisco, TX 75034

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to the Company:                          Dova Pharmaceuticals, Inc.

240 Leigh Farm Road, Suite 245

Durham, NC 27707

Attn: CEO

With a copy to: General Counsel

16.2            Other Rights.  No waiver of any breach of any one or more of the conditions or covenants of this Agreement by a party will be deemed to imply or constitute a waiver of a breach of the same condition or covenant in the future, or a waiver of a breach of any other condition or covenant of this Agreement.

16.3            Severability.    If any provision or the scope of any provision of this Agreement or Statement of Work is found to be unenforceable or too broad by judicial decree, the parties agree that the provisions will be curtailed only to the extent necessary to conform to law to permit enforcement of this Agreement or the Statement of Work to its full extent.

16.4            Entire Agreement; No Reliance.  Each of the parties agrees and acknowledges that this Agreement, the Statement(s) of Work executed by the parties, including the attachments referred to in this Agreement, (a) constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter of this Agreement, and (b) is not intended to confer any rights or remedies, or impose any obligations, on any person other than the parties.  Each of the parties expressly agrees and acknowledges that, other than those statements expressly set forth in this Agreement, it is not relying on any statement, whether oral or written, of any person or entity with respect to its entry into this Agreement or to the consummation of the transactions contemplated by this Agreement, and each of the parties further waives any claim against the other party that the other party has failed to disclose any fact, occurrence or other matter that relates in any way to its entry into this Agreement.

16.5            Amendments and Modifications.  This Agreement may be modified only by a written amendment signed by both parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.6            Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other, which will not be unreasonably withheld, and any attempted assignment will be without effect.  Notwithstanding the foregoing, the Company may assign this Agreement to an Affiliate or to any corporation or other business entity that acquires the Company (whether by merger, consolidation or otherwise) or to which the Company may assign substantially all of its assets or that portion of its business to which this Agreement pertains, without obtaining the consent of ICS, so long as: (a) the assignee is not a competitor of ICS or any of its affiliates, (b) the assignee has the financial ability to perform this Agreement and accept all obligations and liabilities hereunder, and (c) the assignee executes the standard form AmerisourceBergen Continuing Guaranty and Indemnification Agreement prior to the assignment.  The Company shall continue to remain liable under the Continuing Guaranty executed by it and attached hereto as Exhibit A as to Products shipped or delivered by or on behalf of the Company to or on the order of AmerisourceBergen Corporation or any of its subsidiaries. This Agreement will be binding on and will benefit any and all successors, trustees, permitted assigns and other successors in interest of the parties. The term “Affiliate” shall mean all entities controlling, controlled by or under common control with a party hereto, including joint venture partners.  The term “control” shall mean the ability to vote fifty percent (50%) or more of the voting securities of any entity or otherwise having the ability to influence and direct the polices and direction of an entity.

16.7            Applicable Law.  This Agreement will be construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflicts of laws and provisions thereof.

16.8            Publicity.  Unless required by applicable law, rule, or regulation, including, but not limited to U.S. Securities Act, neither party has the right to issue a press release, statement or publication regarding the terms and conditions of or the existence of this Agreement without the prior written consent of the other party.

16.9            Joint Preparation.  Each party to this Agreement (a) has participated in the preparation of this Agreement, (b) has read and understands this Agreement, and (c) has been represented by counsel of its own choice in the negotiation and preparation of this Agreement.  Each party represents that this Agreement is executed voluntarily and should not be construed against a party solely because it drafted all or a portion of this Agreement.

16.10     Counterparts.  This Agreement may be executed in multiple counterparts, each of which is considered an original and all of which together constitutes one and the same instrument.  Facsimile execution and delivery of this Agreement are legal, valid and binding execution and delivery for all purposes.

17.       Letter of Intent.  In accordance with Section 16.4 of this Agreement, the parties’ Letter of Intent dated November 14, 2017, is superseded by this Agreement and all such sums paid pursuant to the Letter of Intent shall be credited against payments due hereunder on a dollar for dollar basis, except that, in the event any payments were due and payable pursuant to the Letter of Intent and have not been paid, within 30 days after the Effective Date, the Company will pay ICS all amounts due under the Letter of Intent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties execute this Agreement as of the Effective Date.

DOVA PHARMACEUTICALS, INC.		INTEGRATED COMMERCIALIZATION SOLUTIONS, LLC

By:	/s/ Alex Sapir	By:	/s/ Peter Belden

Name:	Alex Sapir	Name:	Peter Belden

Title:	CEO	Title:	President

Program Launch Date:  May 1, 2018

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LIST OF SCHEDULES AND EXHIBITS

Schedules:

Schedule A	List of Existing Company Products
Schedule B	ICS Summary of Fees
Schedule C	Example of Price Adjustment Calculation
Schedule D	Confidentiality Provisions
Schedule E	Business Assumptions

Exhibits:

Exhibit A	Continuing Guaranty and Indemnification Agreement
Exhibit B	Customer Services
Exhibit C	Warehousing and Inventory Program Services
Exhibit D	Distribution Services
Exhibit E	Warehousing and Distribution of Sample Products
Exhibit F	Marketing Materials Fulfillment Services
Exhibit G	Contract Administration and Chargeback Processing
Exhibit H	Accounts Receivable Management and Cash Applications
Exhibit I	Financial Management Services
Exhibit J	IT Services

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SCHEDULE A

LIST OF PRODUCTS

Product Name	Package Type	NDC	Brand Name
Avatrombopag	20mg 10ct	71369-020-10	Doptelet
Avatrombopag	20mg 15ct	71369-020-15	Doptelet

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SCHEDULE B

SUMMARY OF FEES

Fee	Amount	Description
[***]	[***]	[***]

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SCHEDULE C

EXAMPLE OF PRICE ADJUSTMENT CALCULATION

Effective Date:	January 1, 2007
PPI for January 2007:	202.416
PPI for January 2008:	211.080
(published on or about January 15, 2008)

Change in PPI:	8.664
Percentage change in PPI:	8.664/202.416 = 4.28%

All Fees would be increased by 3% effective on February 1, 2008, because of the 3% cap.

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SCHEDULE D

COPY OF EXECUTED CONFIDENTIALITY AGREEMENT

[***]

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SCHEDULE E

BUSINESS ASSUMPTIONS

Title Model	Will utilize Title Model for a minimum of 12 months
Services	Full order-to-cash
NDC’s	Four, two trade and two samples
Master Case	24 units trade and 24 units for samples
Storage	CRT 20-25°C
Shipping	Ambient
Manner of Transportation	Ground
Minimum unit of measure	Carton
Minimum order	Master case
Year One Volume	[***]
Year Two Volume	[***]
Year Three Volume	[***]
Annual Pallet Storage	[***]
Customer Base	Specialty Distribution and Specialty Pharmacy

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EXHIBIT A

CONTINUING GUARANTY

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CONTINUING GUARANTY AND INDEMNIFICATION AGREEMENT

The undersigned guarantees to AmerisourceBergen Corporation and each of its subsidiary companies and their successors that (i) any food, drugs, devices, cosmetics, or other merchandise (“Products”) now or hereafter shipped or delivered by or on behalf of the undersigned and its affiliates (“Guarantors”) to or on the order of AmerisourceBergen Corporation or any of its subsidiaries will not be, at the time of such shipment or delivery, adulterated, misbranded, or otherwise prohibited under applicable federal, state and local laws, including applicable provisions of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §301 et seq. (“FDCA”), and Sections 351 and 361 of the Federal Public Health Service Act, 42 U.S.C. §§ 262 and 264, and their implementing regulations (“Applicable Laws”), each as amended and in effect at the time of shipment or delivery of such Products; (ii) Products are not, at the time of such shipment or delivery, merchandise that may not otherwise be introduced or delivered for introduction into interstate commerce under Applicable Laws, including FDCA section 301 (21 U.S.C. §331); and (iii) Products are merchandise that may be legally transported or sold under the provisions of any other applicable federal, state or local law.  Guarantors guarantee further that, in the case of food shipments, only those chemicals or sprays approved by federal, state or local authorities have been used, and any residue in excess of the amount allowed by any such authorities has been removed from Products.

Guarantors shall promptly defend, indemnify and hold AmerisourceBergen Corporation and each of its subsidiaries harmless against any and all claims, losses, damages, costs, liabilities and expenses, including attorneys’ fees and expenses, arising as a result of (a) any actual or asserted violation of Applicable Laws or by virtue of which Products made, sold, supplied, or delivered by or on behalf of Guarantors may be alleged or determined to be adulterated, misbranded or otherwise not in full compliance with or in contravention of Applicable Laws, (b) the possession, distribution, sale and/or use of, or by reason of the seizure of, any Products of Guarantors, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage, (c) any actual or asserted claim that Guarantors’ Products infringe any proprietary or intellectual property rights of any person, including infringement of any trademarks or service names, trade names, trade secrets, inventions, patents or violation of any copyright laws or any other applicable federal, state or local laws, and (d) any actual or asserted claim of negligence, willful misconduct or breach of contract, and in all cases of (a) through (d), above, except to the extent arising from the negligence, willful misconduct or breach of contract of AmerisourceBergen or its affiliates.

Guarantors shall maintain primary, noncontributory product liability insurance of not less than $5,000,000 per occurrence for claims relating to Products.  This insurance must include AmerisourceBergen Corporation, its subsidiaries and their successors as additional insureds for claims arising out of Products.  Guarantor shall provide for at least thirty days’ advance written notice to AmerisourceBergen Corporation of cancellation or material reduction of the required insurance.  If the required insurance is underwritten on a “claims made” basis, the insurance must include a provision for an extended reporting period (“ERP”) of not less than twenty-four months; Guarantors further agree to purchase the ERP if continuous claims made insurance, with a retroactive date not later than the date of this Agreement, is not continually maintained or is otherwise unavailable.  This insurance shall be with an insurer and in a form acceptable to AmerisourceBergen Corporation, and any deductible or retained risk must be commercially and financially reasonable and acceptable to AmerisourceBergen Corporation.  Guarantors warrant that they have sufficient assets to cover any self-insurance or retained risk.  Upon request, Guarantors will promptly provide satisfactory evidence of the required insurance.

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Provisions in this Continuing Guaranty and Indemnification Agreement are in addition to, and not in lieu of, any terms set forth in any purchase orders accepted by Guarantors or any separate agreement entered into between AmerisourceBergen Corporation or any of its subsidiaries and Guarantors.  If the language in this Agreement conflicts with the language in any other document, the language in this Agreement controls.

Dova Pharmaceuticals, Inc.

By:
Name:
Title:
Date:

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EXHIBIT B

CUSTOMER SERVICES

[***]

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EXHIBIT C

WAREHOUSING AND INVENTORY MANAGEMENT SERVICES

[***]

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EXHIBIT D

DISTRIBUTION SERVICES

[***]

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EXHIBIT E

WAREHOUSING AND DISTRIBUTION OF SAMPLE PRODUCTS

[***]

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EXHIBIT F

MARKETING MATERIALS FULFILLMENT SERVICES

[***]

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EXHIBIT G

CONTRACT ADMINISTRATION AND CHARGEBACKS PROCESSING

[***]

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EXHIBIT H

ACCOUNTS RECEIVABLE MANAGEMENT AND CASH APPLICATIONS

[***]

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EXHIBIT I

FINANCIAL MANAGEMENT SERVICES

[***]

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EXHIBIT J

IT SERVICES

[***]

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